                                 20,000,000

                              TEXTRON CAPITAL I

                      7.92% Trust Preferred Securities

                           UNDERWRITING AGREEMENT
                           ----------------------
                                                               February 6, 1996


Smith Barney Inc.
Dean Witter Reynolds Inc.
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated,

  As Representatives of the Several Underwriters

c/o  Smith Barney Inc.
     388 Greenwich Street
     New York, New York 10013

Dear Sirs:

          Textron Capital I, a Delaware business trust (the "Trust"), proposes, upon the terms and conditions set forth herein, to issue and sell 20,000,000 of its 7.92% Trust Preferred Securities (the "Preferred Securities") to the several Underwriters named in Schedule I hereto (the "Underwriters"). The Preferred Securities will be guaranteed by Textron Inc., a Delaware corporation ("Textron"), as described in the Prospectus (as defined below). The Trust will use the proceeds from the sale of the Preferred Securities to purchase from Textron $500,000,000 aggregate principal amount of its 7.92% Junior Subordinated Deferrable Interest Debentures due March 31, 2045 (the "Junior Subordinated Debentures") to be issued under the Junior Subordinated Indenture (the "Base Indenture") dated as of February 6, 1996 between Textron and The Chase Manhattan Bank, N.A., as Trustee (the "Indenture Trustee"), as supplemented by the First Supplemental Indenture dated as of February 6, 1996 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture").

          Each of the Trust and Textron wish to confirm as follows their agreement with you (the "Representatives") and the several Underwriters on whose behalf you are acting in connection with the several purchases of the Preferred Securities by the Underwriters.

          1. REGISTRATION STATEMENT AND PROSPECTUS. The Trust and Textron have prepared and filed with the Securities and

Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus relating to the Preferred Securities, the Junior Subordinated Debentures and the guarantee (the "Guarantee") of the Preferred Securities by Textron. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as supplemented or amended prior to the execution of this Agreement. The term "Base Prospectus" as used in this Agreement means the prospectus included in the Registration
Statement. The term "Prospectus" means the Base Prospectus together with the prospectus supplement or supplements specifically relating to the Preferred Securities as filed with or promptly hereafter filed with the Commission pursuant to Rule 424(b) under the Act. The term
"Prepricing Prospectus" as used in this Agreement means the prospectus supplement subject to completion specifically relating to the Preferred Securities together with the Base Prospectus as such prospectus shall have been amended from time to time prior to the date of such prospectus supplement and filed with the Commission pursuant to Rule 424(b) under the Act. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the
"Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

          2. AGREEMENTS TO SELL AND PURCHASE. The Trust hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Trust and Textron herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $25 per Preferred Security (the "Purchase Price"), the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Preferred Securities increased as set forth in Section 10 hereof).

          In consideration of such purchases on the Closing Date, the proceeds of which will be used to purchase Junior Subordinated

Debentures, Textron shall pay to the Underwriters as compensation, on the Closing Date $.7875 per Preferred Security, provided, however, that such compensation shall be $.50 per Preferred Security for each sale of 10,000 or more Preferred Securities to a single purchaser. The Underwriters shall inform Textron in writing on the Closing Date of the number of Preferred Securities so sold.

          Each of the Trust and Textron hereby agree, during the period beginning on the date of this Agreement and continuing to and including the date that is 60 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any preferred securities, any preferred stock or any other securities (including any backup undertakings for such preferred stock or other securities) of Textron or preferred securities of the Trust, in each case that are substantially similar to the Preferred Securities, or any securities convertible into or exchangeable for the Preferred Securities or such substantially similar securities of either the Trust or Textron, without the prior written consent of Smith Barney Inc.

          3. TERMS OF PUBLIC OFFERING. The Trust and Textron have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon after this Agreement has become effective as in your judgment is advisable and initially to offer the Preferred Securities upon the terms set forth in the Prospectus.

          4. DELIVERY OF THE PREFERRED SECURITIES AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment for the Preferred Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom, One Beacon Street, Boston, Massachusetts at 10:00 A.M., New York City time, on February 9, 1996 (the "Closing Date"). The place of closing for the Preferred Securities and the Closing Date may be varied by agreement among you, the Trust and Textron.

          The Preferred Securities shall be delivered to you for the accounts of the several Underwriters against payment of the Purchase Price therefor by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Trust and registered in the name of CEDE & Co., as nominee for The Depositary Trust Company. The Preferred Securities to be delivered to the Underwriters shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

          5. AGREEMENTS OF THE TRUST AND TEXTRON. Each of the Trust and Textron jointly and severally agree with the several Underwriters as follows:

          (a) The Trust and Textron will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to


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

the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration
Statement or of the suspension of qualification of the Preferred Securities and the Guarantee for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (e) below, of any change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Trust or of Textron and Textron's subsidiaries taken as a whole, or of the happening of any event, which makes any statement of a material fact made in the Registration
Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Trust and Textron will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (b) The Trust and Textron will make available for review by each Representative a signed copy of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, and a copy of the exhibits to the Incorporated Documents and furnish to you, without charge (i) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, including exhibits, as you may reasonably request and (ii) such number of copies of the Declaration (as hereinafter defined), the Guarantee, the Indenture and the Incorporated Documents, without exhibits, as you may reasonably request.

          (c) Neither the Trust nor Textron will file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (e) below, file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

          (d) Prior to the execution and delivery of this Agreement, the Trust and Textron have delivered to you, without charge, in such quantities as you have requested, copies of each Prepricing Prospectus. Each of the Trust and Textron consent to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Securities and the Guarantee are offered by the several

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Underwriters and by dealers prior to the date of the Prospectus, of each
Prepricing Prospectus so furnished by the Trust and Textron.

          (e) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the judgment of the Representatives a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Trust and Textron will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. Each of the Trust and Textron consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Securities and the Guarantee are offered by the several Underwriters and by all dealers to whom Preferred Securities may be sold, both in connection with the offering and sale of the Preferred Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Trust and Textron or in the judgment of the Representatives is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Trust and Textron will forthwith prepare and, subject to the provisions of paragraph (c) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof.

          (f) Each of the Trust and Textron will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Preferred Securities and the Guarantee for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Trust or Textron be obligated to qualify to do business in any jurisdiction where they are not now so qualified or to take any action which would subject them to service of process in suits in any jurisdiction where they are not now so subject.

          (g) The Trust and Textron will make generally available to the Trust's security holders consolidated earnings statements, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated

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

earnings statements shall satisfy the provisions of Section ll(a) of the Act.


          (h) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Trust or Textron to comply with the terms or fulfill any of the conditions of this Agreement, Textron agrees to reimburse the Representatives for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (i) The Trust will apply the net proceeds from the sale of the Preferred Securities, and Textron will apply the net proceeds from the sale of the Junior Subordinated Debentures, substantially in accordance with the description set forth in the Prospectus.

          (j) The Trust and Textron will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

          6. REPRESENTATIONS AND WARRANTIES OF THE TRUST AND TEXTRON. Each of the Trust and Textron jointly and severally represent and warrant to each Underwriter that:

          (a) The Trust and Textron and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The registration statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus in light of the circumstances under which they are made), except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with (i) information relating to any Underwriter furnished to the Trust or Textron in writing by or on behalf of any Underwriter through you expressly for use therein, or (ii) the Indenture Trustee's, the Institutional Trustee's or the Guarantee Trustee's Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The terms "Institutional Trustee" and "Guarantee Trustee" shall have the meanings given to them in the Prospectus.

          (b) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) The execution and delivery of, and the performance by the Trust of its obligations under, this Agreement have been duly authorized by the Trust, and this Agreement has been duly executed and delivered by the Trust. The execution and delivery of, and the performance by Textron of its obligations under this Agreement, the Trust's Amended and Restated Declaration of Trust (the "Declaration"), the Guarantee, the Indenture and the Junior Subordinated Debentures have been duly authorized by Textron, and this Agreement has been duly executed and delivered by Textron.

          (d) The Preferred Securities to be issued will be duly authorized by the Declaration and, when executed in accordance with the terms of the Declaration and delivered to you against payment therefor in accordance with the terms hereof, will have been validly issued and (subject to the terms of the Declaration) will represent fully paid and nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus. Holders of Preferred Securities will be entitled to the same limitation of liability extended to stockholders of private corporations for profit under the General Corporation Law of the State of Delaware. The Common Securities (as defined in the Prospectus) to be issued to Textron will be authorized by the Declaration and, when executed in accordance with the terms of the Declaration and delivered to Textron against payment therefor as described in the Registration Statement and the Prospectus, will represent validly issued undivided beneficial interests in the assets of the Trust.

          (e) Each of the Declaration and the Guarantee have been duly authorized by Textron and upon execution and delivery thereof by Textron, and assuming due authorization, execution and delivery thereof by the trustees (the "Trustees") of the Trust, the Declaration will, as of the Closing Date, be a valid and legally binding obligation of Textron and the Regular Trustees, enforceable against Textron and the Regular Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity and will conform to the description thereof in the Registration Statement and the Prospectus. As of the Closing Date, the Guarantee will have been duly executed and delivered by Textron and will be a valid and legally binding obligation of Textron, enforceable against Textron in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights and by general principles of equity and will conform to the description thereof in the Registration Statement and Prospectus.

          (f) The Indenture has been duly authorized and, upon execution and delivery thereof by Textron, and assuming due execution and delivery by the Indenture Trustee, will be, as of the Closing Date, a valid and legally binding agreement of Textron, enforceable against Textron in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity, has been duly qualified under the 1939 Act and will conform to the description thereof in the Registration Statement and the Prospectus.

          (g) The Junior Subordinated Debentures have been duly authorized and, when executed by Textron, authenticated by the Indenture Trustee and issued in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Registration Statement and the Prospectus, will constitute valid and legally binding obligations of Textron entitled to the benefits of the Indenture and enforceable against Textron in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, and the Junior Subordinated Debentures will conform to the description thereof in the Registration Statement and the Prospectus.

          (h) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, is a "grantor trust" for Federal income tax purposes under existing law in effect on the date hereof and on the Closing Date, has the business trust power and authority to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus, and is not required to be authorized to do business in any other jurisdiction.

          (i) Textron is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or

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

qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of Textron and its subsidiaries taken as a whole.

          (j) Each of Avco Corporation, Bell Helicopter Textron Inc., Textron Financial Corporation, Avco Financial Services Inc., The Cessna Aircraft Company, Cessna Finance Corporation and The Paul Revere Corporation (collectively, the "Significant Subsidiaries") is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of Textron and its subsidiaries taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, Textron owns of record, directly or indirectly, all of the outstanding shares of capital stock of each of the Significant Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

          (k) The execution and delivery of this Agreement by the Trust and Textron and the performance by the Trust and Textron of their obligations hereunder, the execution and delivery by Textron of, and the performance by Textron of its obligations under, the Declaration, the Guarantee and the Indenture, the issuance and sale of the Preferred Securities by the Trust, the extension of the Guarantee, the issuance and sale of the Junior Subordinated Debentures by Textron and the consummation of the transactions contemplated by this Agreement will not contravene any provision of applicable law or the Declaration of the Trust or the certificate of incorporation or by-laws of Textron or any other agreement or instrument binding upon the Trust or Textron or any of Textron's Significant Subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust, Textron or such Significant Subsidiaries, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Trust or of Textron and its subsidiaries taken as a whole and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Trust and Textron of their obligations under this Agreement, the performance by Textron of its obligations under the Declaration, the Guarantee or the Indenture, the consummation of the transactions contemplated hereby, the issuance and sale of the Preferred Securities, the extension of the Guarantee or the issuance and sale of the Junior Subordinated Debentures, except such as are required pursuant to state securities or Blue Sky Laws.

          (l) The statements under the caption "Legal Proceedings" in Textron's Annual Report on Form 10-K insofar as they describe statements of law or legal conclusions are accurate and present fairly the information required to be shown.

          (m) Neither the Trust nor Textron is, or after giving effect to the consummation of the transaction contemplated hereby, will be, and neither the Trust nor Textron is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (n) Each of the Trust and Textron have complied with all provisions of Florida Statutes, Sec. 517.075, relating to issuers doing business with Cuba.

          7. INDEMNIFICATION AND CONTRIBUTION. (a) Each of the Trust and Textron jointly and severally agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to such Underwriter furnished in writing to the Trust and Textron by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Preferred Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Trust and Textron have delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Trust and Textron may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Trust and Textron, such Underwriter or such controlling person shall promptly notify the Trust and Textron and the Trust and Textron shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Trust and Textron have agreed in writing to pay such fees and expenses, (ii) either the Trust or Textron have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Trust or Textron and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Trust or Textron by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Trust and Textron shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Trust and Textron shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. Neither the Trust nor Textron shall be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, each of the Trust and Textron jointly and severally agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Trustees, Textron's directors, Textron's officers who sign the Registration Statement, and any person who controls the Trust or Textron within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Trust and Textron to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Trust or Textron, any of the Trustees, Textron's directors, any such officer of Textron, or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Trust and Textron by paragraph (b) above (except that if the Trust and Textron shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Trust, the Trustees, Textron, Textron's directors, any such officer of Textron, and any such controlling person, shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and Textron on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and Textron on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and Textron on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and Textron on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and Textron on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Trust, Textron and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Preferred Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the number of Preferred Securities set forth opposite their names in Schedule I hereto (or such number of Preferred Securities increased as set forth in Section 10 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Trust and Textron set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Trust, the Trustees, Textron, Textron's directors or officers or any person controlling the Trust, (ii) acceptance of any Preferred Securities and payment therefore hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Trust, the Trustees, Textron, Textron's directors or officers, or any person controlling the Trust, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

          8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Preferred Securities hereunder are subject to the following conditions:

          (a) All filings, if any, required by Rule 424 under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted and not withdrawn or, to the knowledge of the Trust, Textron or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with or withdrawn to your satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Trust, or of Textron and its subsidiaries taken as a whole not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially adversely affect the market for the Preferred Securities.

          (c) You shall have received on the Closing Date, an opinion of Skadden, Arps, Slate, Meagher & Flom, special counsel for Textron and the Trust, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

            (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and has the business trust power and authority to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus and is not required to be authorized to do business in New York;

           (ii) This Agreement has been duly authorized, executed and delivered by Textron and the Trust;

          (iii) Assuming due authorization, execution and delivery of the Declaration by the Regular Trustees, the Declaration and the Guarantee have each been duly authorized, executed and delivered by Textron and the Declaration is a valid and legally binding agreement of Textron and the Trustees, and the Guarantee is a valid and binding agreement of Textron, in each case enforceable against Textron and, in the case of the Declaration, the Trustees, in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

           (iv) The Common Securities have been duly authorized for issuance and when issued, delivered and paid for as set forth in the Registration Statement, will represent validly issued, undivided beneficial interests in the assets of the Trust. The issuance of the Common Securities is not subject to preemptive or other similar rights under the Delaware Business Trust Act or the Declaration.

            (v) The Preferred Securities have been duly authorized for issuance and, subject to the qualification set forth below, when issued, executed, delivered and paid for in accordance with this Agreement, will represent validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may state, however, that the holders of Preferred Securities may be obligated, pursuant to the Declaration, to
(i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Securities and the issuance of replacement Preferred Securities, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration. The issuance of the Preferred Securities is not subject to preemptive or other similar rights under the Delaware Act or the Declaration.

           (vi) The execution and delivery of this Agreement by the Trust and the performance by the Trust of its obligations hereunder, the issuance and sale of the Preferred Securities by the Trust and the consummation of the other transactions contemplated by this Agreement will not violate any provision of Applicable Law or the Declaration or, to the knowledge of such counsel, any agreement or instrument binding upon the Trust as set forth in a schedule to the opinion or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust as set forth in a schedule to the opinion, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial and other), business, properties, net worth or results of operations of the Trust and no Governmental Approval is required for the performance by the Trust of its obligations under this Agreement, the consummation of the transactions contemplated hereby or the issuance of the Preferred Securities, except such as are required pursuant to state securities or Blue Sky laws;

          (vii) To the knowledge of such counsel based on inquiry of responsible officers of the Trust and review of letters of counsel to the Trust obtained in connection with preparation of financial statements, there are no legal or governmental proceedings pending or threatened against the Trust or to which the Trust or any of its property is subject, that are required to be described in the Registration Statement or the Prospectus that are not described as required and there are no agreements, contracts, indentures, leases or other instruments of the Trust that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act;

         (viii) The statements in the Registration Statement and Prospectus under the captions "Textron Capital I", Risk Factors," "Description of Preferred Securities", "Description of Trust Preferred Securities", "Description of Junior Subordinated Debentures", "Effect of Obligations Under the Junior Subordinated Debentures and the Guarantees", "Description of Debt Securities" and "Description of Trust Guarantees" insofar as they describe legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

           (ix) Neither the Trust nor Textron is required to be registered under the Investment Company Act of 1940, as amended.

            (x) No Governmental Approval is required in connection with the performance by Textron of its obligations under this Agreement, the consummation of the transactions contemplated hereby or the issuance and sale of the Junior Subordinated Debt Securities, or the Guarantees, except that such counsel need not express any opinion in this paragraph with respect to state securities (blue sky) laws.

           (xi) The Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations, except that in each case we express no opinion as to the financial statements, schedules and other financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus except for those made under the captions listed in paragraph (viii) above and paragraph (d)(3) below in the Prospectus insofar as they relate to provisions of documents therein described.

        Such counsel has been orally advised by the Commission that the Indenture has been qualified under the Trust Indenture Act and the Registration Statement was declared effective under the Act and, such counsel has been advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission. Such counsel shall also state the date on which the Prospectus was filed pursuant to Rule 424(b) under the Act.

        In addition, such counsel shall state that it has participated in conferences with officers and representatives of the Company and the Trust, and representatives of the independent accountants of the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof except for those made under the captions listed in paragraph (viii) above and paragraph (d)(3) below in the Prospectus insofar as they relate to provisions of documents therein described, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion or belief with respect to the financial statements, schedules and other financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1.

        For purposes of the foregoing opinion, such counsel may state that (a) "Applicable Law" shall mean only the laws of the United States, the Delaware Trust Act and those other laws of the State of Delaware and the State of New York which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (but without our having made any special investigation as to the applicability of any specific law, rule or regulation except as specified herein), and (b) "Governmental Approval" shall mean any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to Applicable Law.

        (d) You shall have received on the Closing Date, an opinion of Skadden, Arps, Slate, Meagher & Flom, special tax counsel to the Company and the Trust, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

            (1) The Trust will be classified as a grantor trust and not as an association taxable as a corporation. Accordingly, for United States federal income tax purposes, each holder of Preferred Securities will generally be considered the owner of an undivided interest in the Junior Subordinated Debt Securities, and each holder will be required to include in its gross income any original issue discount accrued with respect to its allocable share of those Subordinated Debt Securities.

            (2) The Junior Subordinated Debt Securities will be classified for United States federal income tax purposes as indebtedness of the Company.

            (3) Although the discussion set forth in the Prospectus under the heading "UNITED STATES TAXATION" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of Preferred Securities, in our opinion such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of Preferred Securities under current law.

        (e) You shall have received on the Closing Date, an opinion of Michael D. Cahn, Assistant General Counsel - Corporate and Assistant Secretary for Textron, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

            (i) Textron is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification; except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of Textron and its subsidiaries taken as a whole;

           (ii) Each of the Significant Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification; except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of Textron and its subsidiaries taken as a whole;

            (iii) The Indenture has been duly authorized, executed and delivered by Textron and is a valid and legally binding agreement of Textron enforceable against Textron in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by rights of acceleration and the availability of remedies may be limited by equitable principles of general applicability, and has been duly qualified under the 1939 Act;

           (iv) The Junior Subordinated Debt Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will be valid and binding obligations of the Company enforceable in accordance with their terms and will be entitled to the benefits of the Indenture, except as (1) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (v) The execution, delivery and performance of this Agreement, the Declaration, the Guarantee and the Indenture and the performance by Textron of its obligations hereunder and thereunder, the extension of the Guarantee, the issuance and sale of the Junior Subordinated Debentures by Textron and the consummation of the other transactions contemplated by this Agreement will not contravene any provision of applicable law (except as rights to indemnity and contribution under this Agreement may be limited by applicable law) or the certificate of incorporation or by-laws of Textron or, to the knowledge of such counsel after due inquiry, any agreement or instrument binding upon Textron or its Significant Subsidiaries or any judgement, order or decree of any governmental body, agency or court having jurisdiction over its subsidiaries, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial and other), business, properties, net worth or results of operations of Textron and its subsidiaries taken as a whole and (assuming compliance with applicable state securities and Blue Sky laws) no consent, approval authorization or order of, or qualification with, any governmental body or agency is required for the performance by Textron of its obligations under this Agreement, except such as are specified and have been obtained;

            (vi) The statements in Textron's Annual Report on Form 10-K under the caption "Legal Proceedings" insofar as they describe legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown and, to the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments (other than those relating to the Trust) that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration

Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act;

          (vii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

         (viii) Although counsel has not undertaken,except as otherwise indicated in his opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including the contents of all Incorporated Documents, and including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

        In rendering the opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by Textron as to laws of any jurisdiction other than the United States or the State of New York or the General Corporation Law of the State of Delaware, provided that (1) each such local counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. In rendering the opinions, each counsel may also rely as to matters of fact on certificates of responsible officers of Textron and public officials.

        (f) You shall have received on the Closing Date an opinion of counsel for the Underwriters, dated the Closing Date and addressed to you with respect to the matters referred to in clauses (ii) and (viii) (but only as to captions 3, 4, 5, 7 and 8 and "Underwriting" and "Plan of Distribution") of the foregoing paragraph (c), clauses (iii), (iv),
(vii) (but only as to the Registration Statement and Prospectus) and
(viii) of the foregoing paragraph (e) and such other related matters as you may reasonably request.

        (g) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

        (h) (i) There shall not have been any material increase in the short-term or long-term debt of the Trust or of Textron and its consolidated subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Trust or of Textron and its subsidiaries taken as a whole; (ii) neither the Trust nor Textron and its subsidiaries shall have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Trust or to Textron and its subsidiaries, taken as a whole other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Trust and Textron contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the Regular Trustees of the Trust in the case of the Trust and by the Executive Vice President and Chief Financial Officer and Executive Vice President and Treasurer of Textron (or such other officers as are acceptable to you) in the case of Textron, to the effect set forth in this Section 8(g) and in Section 8(i) hereof.

        (i) There shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to the Preferred Securities of the Trust or the rating assigned to the preferred stock or long term debt of Textron, or (ii) it is reviewing any of such ratings with a view to possible downgrading, or with negative implications, or direction not determined.

        (j) The Trust and Textron shall have, at or prior to the Closing Date, performed or complied in all material respects with any of their respective agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

        (k) Prior to the Closing Date, the Preferred Securities shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange.

        (l) Each of the Trust and Textron shall have furnished or caused to be furnished to you such further certificates and documents customary for transactions similar to those contemplated herein as you shall have reasonably requested.

        All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

        Any certificate or document signed by any officer of the Trust or Textron and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Trust and Textron to each Underwriter as to the statements made therein.

        The several obligations of the Underwriters to purchase Additional Preferred Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Trust and Textron, to due authorization and issuance of the Additional Preferred Securities, the Guarantee and the Junior Subordinated Debentures and other matters related to the issuance of the Additional Preferred Securities.

        9. EXPENSES. Textron agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Trust and Textron of their obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Indenture, the Guarantee and the Statement of Eligibility and Qualification of the Indenture Trustee, the Institutional Trustee and the Guarantee Trustee;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Preferred Securities; (iii) the preparation, printing (or reproduction), execution and delivery of the Preferred Securities, the Indenture, the Junior Subordinated
Debentures and the Guarantee and the preparation, printing, authentication, issuance and delivery of the Preferred Securities, including any stamp taxes in connection with the original issuance of the Preferred Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Preferred
Securities; (v) the registration of the Preferred Securities under the Exchange Act and the listing of the Preferred Securities on the New York Stock Exchange; (vi) the registration or qualification of the Preferred Securities and the Guarantee for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the fees and expenses of the Indenture Trustee, the Institutional Trustee, the Guarantee Trustee and the Trustees; (viii) the fees and expenses associated with obtaining ratings for the Preferred Securities from nationally recognized statistical rating organizations; (ix) the transportation and other expenses incurred by or on behalf of representatives of the Trust and Textron in connection with presentations to prospective purchasers of the Preferred Securities; and
(x) the fees and expenses of the accountants and counsel (including local and special counsel) for the Trust and Textron.

        10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto. Until such time as this Agreement shall have become effective, it may be terminated by the Trust and Textron, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Trust and Textron.

        If any one or more of the Underwriters shall fail or refuse to purchase Preferred Securities which it or they are obligated to purchase hereunder on the Closing Date and the number of Preferred Securities which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of the Preferred Securities then to be purchased, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number set forth opposite its name in Schedule I hereto bears to the aggregate number of Preferred Securities set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may
specify in accordance with Section   of the Master Agreement Among
Underwriters of Smith Barney Inc., to purchase the Preferred Securities which such defaulting Underwriter or Underwriters are obligated, but failed or refused, to purchase.

If any Underwriter or Underwriters shall fail or refuse to purchase
Preferred Securities and the aggregate number of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of the Preferred Securities then to be purchased and arrangements satisfactory to you and to the Trust and Textron for the purchase of such Preferred Securities by one or more non-defaulting Underwriters or other party or parties approved by you and the Trust are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Trust or Textron. In any such case which does not result in termination of this Agreement, either you or the Trust and Textron shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Trust and Textron, purchases Preferred Securities which a defaulting
Underwriter is obligated, but fails or refuses, to purchase.

        Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

        11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Trust or Textron by notice to the Trust and Textron, if prior to the Closing Date: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Rhode Island shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Preferred Securities on the terms set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Preferred Securities by the Underwriters. Notice of such termination may be given to the Trust and Textron by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

        12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

        13.  MISCELLANEOUS.  Except as otherwise provided in Sections
5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Trust or Textron, at the office of the Trust and Textron at 40 Westminster Street, Providence, Rhode Island 02903, Attention: Executive Vice President and General Counsel; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., Attention: Manager, Investment Banking Department.

        This Agreement has been and is made solely for the benefit of the several Underwriters, the Trust, the Trustees, Textron, Textron's directors and officers, and the other controlling persons referred to in
Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Preferred Securities in his status as such purchaser.

        14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

        Please confirm that the foregoing correctly sets forth the agreement among the Trust, Textron and the several Underwriters.


                                     Very truly yours,


                                     TEXTRON CAPITAL I


                                     By
                                        ------------------------
                                     Richard A. Watson, solely as Trustee
                                     and not in his individual capacity



                                     TEXTRON INC.


                                     By
                                        ------------------------
                                        Name: Richard A. Watson
                                        Title: Senior Vice President and
                                               Treasurer




Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

Smith Barney Inc.
Dean Witter Reynolds Inc.
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated

As Representatives of the Several Underwriters

By Smith Barney Inc.

By
   -------------------------
   Name: Herbert K. Wreschner
   Title: Managing Director

                                SCHEDULE I


                            TEXTRON CAPITAL I


                                            Number
                                         of Preferred
Underwriter                               Securities
-----------                              ------------
Smith Barney Inc.                          2,670,000
Dean Witter Reynolds Inc.                  2,650,000
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated                      2,650,000
PaineWebber Incorporated                   2,650,000
Prudential Securities Incorporated         2,650,000
Advest, Inc.                                  90,000
Bear, Stearns & Co. Inc.                     200,000
J.C. Bradford & Co.                           90,000
Alex. Brown & Sons Incorporated              200,000
CS First Boston Corporation                  200,000
JW Charles Securities, Inc.                   90,000
Commerzbank Capital Markets Corporation       90,000
Cowen & Company                               90,000
Craigie Incorporated                          90,000
Crowell, Weedon & Co.                         90,000
Dain Bosworth Incorporated                   200,000
Davenport & Co. of Virginia, Inc.             90,000
Dillon, Read & Co. Inc.                      200,000
Doft & Co., Inc.                              90,000
Donaldson, Lufkin & Jenrette
  Securities Corporation                     200,000
A. G. Edwards & Sons, Inc.                   200,000
EVEREN Securities, Inc.                      200,000
Fahnestock & Co. Inc.                         90,000
First Albany Corporation                      90,000
First of Michigan Corporation                 90,000
Furman Selz LLC                               90,000
Goldman, Sachs & Co.                         200,000
Gruntal & Co., Incorporated                   90,000
J.J.B. Hilliard, W.L. Lyons, Inc.             90,000
Interstate/Johnson Lane Corporation           90,000
Janney Montgomery Scott Inc.                  90,000
Josephthal Lyon & Ross Incorporated           90,000
Kennedy, Cabot & Company Inc.                 90,000
Legg Mason Wood Walker, Incorporated          90,000
Lehman Brothers Inc.                         200,000
McDonald & Company Securities, Inc.           90,000
McGinn, Smith & Co, Inc.                      90,000
Morgan Keegan & Company, Inc.                 90,000
Morgan Stanley & Co. Incorporated            200,000
The Ohio Company                              90,000
Olde Discount Corporation                     90,000



                                            Number
                                         of Preferred
Underwriter                               Securities
-----------                              ------------
Oppenheimer & Co., Inc.                      200,000
Piper Jaffray Inc.                           200,000
Principal Financial Securities, Inc.          90,000
Rauscher Pierce Refsnes, Inc.                200,000
Raymond James & Associates, Inc.             200,000
The Robinson-Humphrey Company, Inc.          200,000
Rodman & Renshaw, Inc.                        90,000
Salomon Brothers Inc                         200,000
Scott & Stringfellow, Inc.                    90,000
Muriel Siebert & Co., Inc.                    90,000
Stephens Inc.                                 90,000
Stifel, Nicolaus & Company,
  Incorporated                                90,000
Sutro & Co. Incorporated                      90,000
Tucker Anthony Incorporated                   90,000
US Clearing Corp.                             90,000
Utendahl Capital Partners, L.P.               90,000
Wheat, First Securities, Inc.                 90,000
Yamaichi International (America), Inc.        90,000





                                                     ------------
                                      Total.....      20,000,000
                                                     ------------
